Exhibit 10.6

LIMITED RECOURSE PROMISSORY NOTE

THIS NOTE IS NOT INTENDED TO BE A NEGOTIABLE INSTRUMENT UNDER THE UNIFORM COMMERCIAL CODE, AND NEITHER THIS NOTE NOR THE COLLATERAL PLEDGED TO SECURE THIS NOTE MAY BE ASSIGNED, PLEDGED, TRANSFERRED OR HYPOTHECATED BY THE LENDER.

THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

$2,500,000.00	DATED: March 5. 2015

FOR VALUE RECEIVED, the undersigned, GEM Global Yield Fund LLC SCS (the “Borrower”) HEREBY PROMISES TO PAY to the order of Tyme Technologies, Inc. (the “Lender”), on June 5, 2015 (the “Maturity Date”) the principal amount of Two Million Five Hundred Thousand dollars ($2,500,000.00).  No interest shall accrue or be payable on the principal amount of this Note.

1.

Reference is made to the Subscription Agreement of even date herewith between the Lender and the Borrower with respect to the purchase by the Borrower of an aggregate of 2,716,000 shares of common stock, par value $0.0001 per share, of the Lender (the “Subscription Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement.  This Note represents the obligation of the Borrower to pay the Purchase Price not paid by Borrower on the Closing Date in accordance with the terms of the Subscription Agreement.

2.

The obligations of the Borrower to the Lender hereunder are secured pursuant to a Subscription Note Shares Escrow Agreement of even date herewith (“Escrow Agreement”) between the Borrower and the Lender.

3.	In the event that

(i)

the Borrower shall fail to pay any principal under this Note when due and payable hereunder, and such failure shall continue for a period of three (3) Business Days (as defined below) after receipt by Borrower of written notice by the Lender thereof; or

(ii)

a default shall occur and be continuing under the Escrow Agreement after any time provided therein for curing the same shall have expired, or the Escrow Agreement shall fail to remain in full force and effect, or any action shall be taken to discontinue the Escrow Agreement or to assert the invalidity thereof; or

(iii)

a receiver, trustee or other similar official shall be appointed over the Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; or

(iv)	the Borrower shall become insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; or

(v)	the Borrower shall make a general assignment for the benefit of creditors; or

(vi)	the Borrower shall file a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or

(vii)

an involuntary proceeding shall be commenced or filed against the Borrower under any bankruptcy, insolvency or similar law (domestic or foreign) and such petition shall not be dismissed within sixty (60) days after commencement or filing

(each event specified in clauses (i) through (vii) above, an “Event of Default”); then, in the case of any of the events specified in clauses (iv), (v), (vi) or (vii), the outstanding principal amount under this Note shall become immediately due and payable without any action on the part of the Lender, and in the case of any of the other events specified above, the Lender may by written notice to the Borrower declare the outstanding principal amount under this Note to be immediately due and payable, whereupon the same shall become immediately due and payable, and, except for the notices specified in this sentence, Borrower waives demand, presentment, protest, notice of protest, dishonor, notice of dishonor or any other notice of any kind.  Any notice specified in this paragraph by Lender to Borrower of the occurrence of a failure to pay or other default must be delivered as specified below and must clearly specify that it is a notice of default under this paragraph.

4.

No delay on the part of Lender in exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.  No waiver of, or consent with respect to, any provision of this Note shall in any event be effective unless the same shall be in writing and signed and delivered by Lender, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

5.	Unless otherwise agreed by the Lender and the Borrower, the principal amount hereof is payable to the Lender at:

Tyme Technologies, Inc.

48 Wall Street – Suite 1100

New York, New York 10005

in immediately available funds on the Maturity Date, in the lawful currency of the United States of America. Whenever any payment to be made hereunder shall be due on a Saturday, Sunday or public or bank holiday in New York City (any other day being a “Business Day”), such payment shall be made on the next succeeding Business Day.

6.

The Borrower has the right at any time and from time to time to prepay in whole or in part the principal amount hereof, without premium or penalty.  Any amounts so prepaid may not be reborrowed hereunder.

7.	Neither the Lender nor the Borrower shall have the right to assign its rights and obligations under this Note without the prior written consent of the other party.

8.

Notices, confirmations and demands hereunder shall be in writing and will be sufficient if delivered by hand, by first class mail or nationally recognized courier service postage prepaid, or by tested cable, or facsimile transmission, at the following addresses, or to such other address as the recipient shall have designated to the sender by written notice hereunder.

If to the Borrower:

GEM Global Yield Fund LLC SCS

390 Madison Avenue, 36th Floor

New York, NY 10019

Attn: Christopher Brown

If to the Lender:

Tyme Technologies, Inc.

48 Wall Street – Suite 1100

New York, New York 10005

Attn.: President

9.

LIMITED RECOURSE.  Notwithstanding anything contained in this Note to the contrary, the Lender agrees that (i) the Borrower shall be liable upon the indebtedness evidenced by this Note to the full extent (but only to the extent) of Borrower’s interest in that certain stock of the Lender owned by Borrower (the “Escrowed Securities”) that the Borrower has deposited with the Escrow Agent (as defined in the Escrow Agreement) pursuant to the Escrow Agreement, (ii) if any default occurs under this Note, or under the Subscription Agreement with respect to the payment of the Purchase Price, any judicial proceedings brought by the Lender against the Borrower shall be limited to the preservation, enforcement and foreclosure, or any thereof, of the liens, rights, benefits and interests of the Lender under the Escrow Agreement, and no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of the Borrower other than the Escrowed Securities, and (iii) in the event of a foreclosure of such liens, rights, benefits or security interests under the Escrow Agreement, whether by judicial proceedings or exercise of power of sale or otherwise, no judgment for any deficiency upon the indebtedness evidenced by this Note shall be sought or obtained by the Lender against the Borrower.

10.

This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.  Any judicial proceeding brought to enforce this Note may only be brought in a federal or New York State court located in the County of New York, State of New York.  Each party to this Note waives any objection to jurisdiction of and venue in such courts in any action instituted hereunder and shall not assert any defense based on lack of jurisdiction of or improper venue in any such court or based upon forum non conveniens.

11.	THE BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING UNDER OR RELATED TO THIS NOTE.

[Signature page follows.]

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Borrower has executed this Note as of the date first written above.

GEM GLOBAL YIELD FUND LLC SCS

By: /s/ Christopher Brown

Name:  Christopher Brown

Title:  Manager

Acknowledged and agreed:

TYME TECHNOLOGIES, INC.

By: /s/ Peter de Svastich

Name:  Peter de Svastich

Title:  President